SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   May 18, 2000

MAGNITUDE INFORMATION SYSTEMS, INC.     .
         Exact name of Registrant as specified in charter)

Delaware        33-20432         75-2228828
(State or other       (Commission            (IRS employee
jurisdiction of       file number)           identification
incorporation                                       no.)


   401 Route 24, Chester, New Jersey              07930
  (Address of principal executive office)        Zip Code

Registration telephone number, including area code: (908) 879-2722













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Item 5.           Other Events.

                  On May 18, 2000, Registrant held its annual meeting of stockholders who voted to appoint Steven D. Rudnik, the Registrant's President and Chief Executive Officer, John C. Duncan,Registrant's Executive Vice President,Ivano Angelastri, Steven Gray and Joseph Tomasek to serve as members of Registrant's Board of Directors for a one (1) year term and until their successors are duly elected and qualified. In addition to the Board of Directors, stockholders voted to (1) increase Registrant's authorized common shares from 30,000,000 to 100,000,000; (2) ratify and approve the adoption of Registrant's 2000 Stock Incentive Plan and; (3) to ratify the appointment of Rosenberg Rich Baker Berman & Company to serve as the independent auditors of Registrant for the fiscal year ending December 31, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


May 31, 2000                                MAGNITUDE INFORMATION SYSTEMS, INC.


                                             By:  /s/Steven D. Rudnik
                                                  ---------------------------
                                                  Steven D. Rudnik, President
                                                  and Chief Executive officer















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